UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box No. 325 East Berlin, Connecticut	06023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Equity Incentive Plan

At the annual meeting of the stockholders of Rallybio Corporation (“Rallybio” or the “Company”) held on November 4, 2026 (the “Annual Meeting”), the Company’s stockholders considered and approved the Avenzo Therapeutics, Inc. (“Avenzo”) 2026 Equity Incentive Plan (the “2026 Plan”), which will become effective on the date immediately following the consummation of the Merger (as defined below) and is contingent on the completion of the Merger.

The 2026 Plan will be the successor to and continuation of the Rallybio Corporation 2021 Equity Incentive Plan (the “2021 Plan”), and once the 2026 Plan becomes effective, no further grants will be made under the 2021 Plan. Outstanding awards under the 2021 Plan will remain subject to the terms of the 2021 Plan, except to the extent they result in Returning Shares (as defined below). Subject to adjustment for specified changes in capitalization, the aggregate number of shares of common stock of the Company following the Merger (the “Combined Company”) that may be issued pursuant to awards under the 2026 Plan will initially equal eighteen percent (18%) of the Company’s common stock issued and outstanding immediately after the effective time of the Merger (the “Initial Share Reserve”). The Initial Share Reserve consists of new shares plus up to the number of Returning Shares, as such Returning Shares become available from time to time; the number of new shares equals the Initial Share Reserve less the number of Returning Shares. “Returning Shares” are shares subject to outstanding stock awards granted under the 2021 Plan that, following the effective date of the 2026 Plan, are not issued because the award or any portion thereof expires or otherwise terminates without all covered shares having been issued; are not issued because the award or any portion thereof is settled in cash; are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for vesting; or are withheld or reacquired to satisfy the exercise, strike or purchase price or a tax withholding obligation. Shares issued in connection with a merger or acquisition as permitted by applicable stock exchange listing rules, including Nasdaq Listing Rule 5635(c), will not reduce the number of shares available for issuance under the 2026 Plan. In addition, the number of shares reserved for issuance under the 2026 Plan will automatically increase on January 1 of each calendar year, beginning January 1, 2027 through and including January 1, 2036, in an amount equal to 5% of the total number of Fully Diluted Shares on December 31 of the preceding year, unless the Combined Company’s board of directors acts before January 1 of the applicable year to provide for a lesser increase. For this purpose, “Fully Diluted Shares” means all outstanding shares of the Combined Company’s common stock plus all shares of its common stock issuable upon conversion or exercise of outstanding securities and rights, including, without limitation, preferred stock on an as-converted basis, equity awards, warrants (including pre-funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable. Subject to adjustment for specified changes in capitalization, the aggregate maximum number of shares of the Combined Company’s common stock that may be issued upon the exercise of incentive stock options under the 2026 Plan is three times the Initial Share Reserve.

A more complete summary of the terms of the 2026 Plan is set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2026 (as amended or supplemented thereafter) (the “Proxy Statement/Prospectus”) and first mailed to the Company’s stockholders on or about October 15, 2026, under the section titled “Proposal No. 7—The 2026 Plan Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2026 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2026 Plan, which is incorporated by reference as Exhibit 10.1 hereto.

2026 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders considered and approved the Avenzo 2026 Employee Stock Purchase Plan (the “2026 ESPP”), which will become effective immediately prior to and contingent upon the consummation of the Merger. Subject to adjustment for specified changes in the Combined Company’s capitalization, the maximum number of shares of the Combined Company’s common stock that may be issued under the 2026 ESPP will not exceed an initial limit equal to 1% of the Company’s common stock issued and expected to be outstanding immediately after the effective time of the Merger (the “ESPP Initial Share Reserve”), plus the number of shares automatically added on January 1 of each year for a period of up to ten years, commencing on January 1, 2027 and ending on and including January 1, 2036, in an amount equal to the lesser of (a) 1% of the total number of Fully Diluted Shares on December 31 of the preceding calendar year and (b) a number of shares equal to three times the ESPP Initial Share Reserve. Notwithstanding the foregoing, the Combined Company’s board of directors may act before the first day of any calendar year to provide that there will be no January 1 increase in the share reserve for that calendar year or that the increase will be a lesser number of shares than would otherwise apply. For purposes of the 2026 ESPP, “Fully Diluted Shares” means all outstanding shares of the Combined Company’s common stock plus all shares of its common stock issuable upon conversion or exercise of outstanding securities and rights, including, without limitation, preferred stock on an as-converted basis, equity awards, warrants (including pre-funded warrants), and any convertible indebtedness or similar instruments, whether or not then vested or currently exercisable. Up to the maximum number of shares reserved under the 2026 ESPP may be used to satisfy purchases under its component intended to qualify under Section 423 of the Internal Revenue Code, and any remaining portion may be used to satisfy purchases under its non-Section 423 component. A more complete summary of the terms of the 2026 ESPP is set forth in the Proxy Statement/Prospectus under the section titled “Proposal No. 8—The 2026 ESPP Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2026 ESPP do not purport to be complete and are qualified in their entirety by reference to the text of the 2026 ESPP, which is incorporated by reference as Exhibit 10.2 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 4, 2026, Rallybio held its Annual Meeting to consider and vote on the proposals set forth below, which relate to the Agreement and Plan of Merger and Reorganization, dated as of May 31, 2026 (the “Merger Agreement”), by and among the Company, Avenzo and Farmington Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), providing for the merger of Merger Sub with and into Avenzo, with Avenzo surviving as a wholly owned subsidiary of the Company (such transaction, the “Merger”). The proposals are described in detail in the Proxy Statement/Prospectus. The final voting results for each proposal are set forth below. Only stockholders of record as of September 11, 2026 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 5,312,584 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting, of which 4,790,320 shares were represented by proxy or attendance at the virtual meeting, constituting a quorum on all matters voted upon.

Proposal 1: The stockholders of record of the Company voted to approve the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Rallybio Common Stock”), to the securityholders of Avenzo, pursuant to the terms of the Merger Agreement, which will (a) represent more than 20% of the shares of Rallybio Common Stock outstanding immediately prior to the Merger and (b) result in the change of control of the Company, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

In accordance with the results below, Proposal 1 was approved.

For	Against	Abstaining	Broker Non-Votes
4,506,703	15,979	14	267,624

Proposal 2: The stockholders of record of the Company voted to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the issued and outstanding Rallybio Common Stock at a ratio in the range from 1-for-2 to 1-for-9, inclusive, with the final ratio to be mutually determined by the Company and Avenzo.

In accordance with the results below, Proposal 2 was approved.

For	Against	Abstaining	Broker Non-Votes
4,768,828	21,477	15	0

Proposal 3: The stockholders of record of the Company voted to approve an amendment to the Company’s amended and restated certificate of incorporation to change the name of the Company to “Avenzo Therapeutics, Inc.”

In accordance with the results below, Proposal 3 was approved.

For	Against	Abstaining	Broker Non-Votes
4,770,644	19,661	15	0

Proposal 4: The stockholders of record of the Company voted to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Rallybio Common Stock from 200,000,000 shares to 500,000,000 shares.

In accordance with the results below, Proposal 4 was approved.

For	Against	Abstaining	Broker Non-Votes
4,275,569	245,991	1,136	267,624

Proposal 5: The stockholders of record of the Company voted to elect Stephen Uden, Helen M. Boudreau, Lucian Iancovici, and Christine A. Nash as Class II directors, each for a three-year term and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Dr. Uden, Ms. Boudreau, Dr. Iancovici and Ms. Nash were elected by the requisite vote of the Company’s stockholders. If the Merger is consummated, however, the effect of the election of these directors will be limited because the Combined Company’s board of directors will be reconstituted upon completion of the Merger in accordance with the Merger Agreement. The voting results are set forth below:

Nominee	For	Against	Abstaining	Broker Non-Votes
Stephen Uden	4,485,563	36,775	358	267,624
Helen M. Boudreau	4,476,107	45,110	1,479	267,624
Lucian Iancovici	4,484,593	37,714	389	267,624
Christine A. Nash	4,431,749	90,558	389	267,624

Proposal 6: The stockholders of record of the Company voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

In accordance with the results below, Proposal 6 was approved.

For	Against	Abstaining	Broker Non-Votes
4,788,696	1,612	12	-

Proposal 7: The stockholders of record of the Company voted to approve the Avenzo 2026 Equity Incentive Plan, which will become effective on the date immediately following the consummation of the Merger and is contingent on the completion of the Merger.

In accordance with the results below, Proposal 7 was approved.

For	Against	Abstaining	Broker Non-Votes
3,564,394	958,257	45	267,624

Proposal 8: The stockholders of record of the Company voted to approve the Avenzo 2026 Employee Stock Purchase Plan, which will become effective immediately prior to and contingent upon the consummation of the Merger.

In accordance with the results below, Proposal 8 was approved.

For	Against	Abstaining	Broker Non-Votes
3,760,074	752,717	9,905	267,624

In connection with the Annual Meeting, the Company also solicited proxies with respect to the adjournment of the Annual Meeting, if necessary, to solicit additional proxies, in the event there were insufficient votes from the Company’s stockholders to approve Proposal 1, Proposal 2, Proposal 3 and/or Proposal 4. As there were sufficient votes from the Company’s stockholders to approve Proposal 1, Proposal 2, Proposal 3 and Proposal 4, adjournment of the Annual Meeting to solicit additional proxies was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Annual Meeting.

Item 8.01.	Other Events.

As previously disclosed, on October 25, 2026, the Company’s board of directors (the “Board”) declared a special cash distribution to its stockholders in connection with the Merger (the “Cash Distribution”). The Company has determined that the aggregate amount of the Cash Distribution is $83.6 million, or $13.90 per share. The Cash Distribution will be payable in cash to stockholders and pre-funded warrant holders of record as of November 5, 2026 (the “Cash Distribution Record Date”), subject to the Nasdaq due bill procedures described below, based on their holdings as of the Cash Distribution Record Date and during the Due Bill Period (as defined below). The total amount of the Cash Distribution will be deposited with the Company’s transfer agent on November 5, 2026, and the Company’s transfer agent is expected to commence distribution of the Cash Distribution on November 13, 2026 (the “Distribution Payment Date”) to stockholders and pre-funded warrant holders as of the Cash Distribution Record Date and during the Due Bill Period, with payments expected to be received by such stockholders and warrant holders within a few days following the Distribution Payment Date.

Because the Cash Distribution per share exceeds 25% of the Company’s stock price on the declaration date, Nasdaq has advised the Company that its common stock will trade with due bills from the Cash Distribution Record Date of November 5, 2026 through the closing of trading on November 6, 2026 (the “Due Bill Period”), which is the last day of trading before the November 9, 2026 expected ex-dividend date for the Cash Distribution. Due bills obligate sellers of the Company’s common stock to deliver the Cash Distribution to the buyer of such common stock during the Due Bill Period. This means that persons who purchase the Company’s common stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are entitled to receive the Cash Distribution, and persons who sell the stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are not entitled to the Cash Distribution. Accordingly, if an investor wishes to receive the Cash Distribution, the investor will need to hold the securities through and including the closing of trading on November 6, 2026. The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the stock. Buyers and sellers of the Company’s common stock should consult with their broker before trading to ensure they understand the effect of Nasdaq’s due bill procedures. The Company has no obligations for either the amount of the due bill or the processing of the due bill.

The Company expects the Merger to close on November 6, 2026, subject to the satisfaction or waiver of any outstanding closing conditions. Rallybio and Avenzo do not intend to effect the reverse stock split prior to the closing of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished, as applicable, herewith.

Exhibit No.	Description

10.1*#	Avenzo Therapeutics, Inc.’s 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.16 to Rallybio Corporation’s Registration Statement on Form S-4 (File No. 333-294361) filed with the SEC on July 15, 2026)

10.2*#	Avenzo Therapeutics, Inc.’s 2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.17 to Rallybio Corporation’s Registration Statement on Form S-4 (File No. 333-294361) filed with the SEC on July 15, 2026)

104	Cover Page Interactive Data File (formatted in Inline XBRL)

*	Previously filed
#	Indicates a management contract or any compensatory plan, contract or arrangement

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the anticipated consummation of the Merger and the expected timing thereof; expectations regarding the Combined Company’s board of directors; the final reverse stock split ratio to be mutually determined by Rallybio and Avenzo within the approved range and the expected timing of any reverse stock split; the anticipated effectiveness of the amendments to Rallybio’s amended and restated certificate of incorporation upon the consummation of the Merger; and the anticipated effectiveness of the 2026 Plan and the 2026 ESPP on the date immediately following the consummation of the Merger. These forward-looking statements are made as of the date they were first issued and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Rallybio, Avenzo or the Merger will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Rallybio’s and Avenzo’s control. Rallybio’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Merger are not satisfied or waived; (ii) uncertainties as to the timing of the consummation of the Merger and the ability of each of Rallybio and Avenzo to consummate the Merger; (iii) risks related to the failure or delay in obtaining required approvals from any governmental or regulatory entity necessary to consummate the Merger; (iv) risks related to the market price of Rallybio Common Stock relative to the value suggested by the exchange ratio under the Merger Agreement; (v) unexpected costs, charges or expenses resulting from the Merger; (vi) the risk that the concurrent private placement financing contemplated by the Merger Agreement is not consummated; (vii) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and the other agreements entered into in connection therewith; and (viii) the possibility that holders of contingent value rights to be issued in connection with the Merger may never receive any proceeds therefrom. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in the section titled “Risk Factors” in the Company’s registration statement on Form S-4, which includes the Proxy Statement/Prospectus. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Rallybio expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Rallybio or Avenzo.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: November 4, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer